SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   February 2, 2001



                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                    000-21823                 87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
        JURISDICTION OF                                IDENTIFICATION NO.)
         INCORPORATION)

           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900


                                 Not Applicable


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 9.  REGULATION FD DISCLOSURE

On February 2, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Note: The information in this report (including the Exhibit) is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of Section 11 or Section 18 of such Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD under the Securities Exchange Act of 1934, as amended.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press Release of the Registrant, dated February 2, 2001.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.



                                       By:    /s/ Steven Phillips
                                          --------------------------------------
                                          Name:   Steven Phillips
                                          Title:  Interim Chief Financial
                                                     Officer


Date:  February 2, 2001